UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2024

COSMOS HEALTH INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Agiou Georgiou, Pilea, Thessaloniki, Greece	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 19, 2024, Cosmos Health Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The following matters were submitted to a vote of the Company’s shareholders at the Meeting: (1) the election of each of the six nominees for director; (2) the approval the issuance of shares of common stock pursuant to certain Common Stock Purchase Warrants Issued in connection with a warrant inducement; (3) the ratification of the  appointment of the Company’s independent registered public accounting firm; (4) the approval of the Company’s 2024 Omnibus Equity Incentive Plan; and (4) the authorization of the Board of Directors to amend the Articles of Incorporation to effect reverse stock splits of the Company's outstanding common stock at their discretion..

At the Meeting, a total of 11,380,976 shares of common stock of the Company (the “Common Stock”) voted in person or by proxy, out of 21,014,049 outstanding shares of Common Stock entitled to vote at the Meeting. This constituted approximately fifty-four (54%) percent of the issued and outstanding shares which is in excess of the one-third required for a quorum. Set forth below is the number of votes cast for, for, against, withheld, abstentions, broker non-votes and voting percentages as to each matter.

1.	Election of Directors:

Nomination	For	Withheld	% Votes Affirmative
01 - Grigorios Siokas	10,327,893	1,070,083	90.61%
02 - Demetrios G. Demetriades	8,510,238	2,860,738	74.84%
03 - John J. Hoidas	7,859,458	3,469,518	69.37%
04 - Dr. Anastasios Aslidis	9,536,525	1,834,451	83.87%
05 - Dr. Manfred Ziegler	7,953,659	3,417,317	69.95%
06 - Suhel Bhutawala	8,030,876	3,340,100	70.63%

2.	To approve the issuance of shares of common stock pursuant to certain Common Stock Purchase Warrants issued in connection with a warrant inducement:

For	Against	Abstain	% Votes Affirmative
8,006,042	3,358,884	6,050	70.41%

3.	To ratify the appointment of the Company’s independent registered public accounting firm:

For	Against	Abstain	% Votes Affirmative
11,334,396	33,015	3,565	99.68%

4.	To approve the Company’s 2024 Omnibus Equity Incentive Plan:

For	Against	Abstain	% Votes Affirmative
8,897,693	2,456,108	17,175	78.25%

5.	To authorize the Board of Directors to amend the Articles of Incorporation to effect reverse stock splits of the Company’s outstanding common stock at their discretion:

For	Against	Abstain	% Votes Affirmative
10,518,860	858,387	3,729	92.42%

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: November 21, 2024	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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